EXHIBIT 99.3
QUESTION AND ANSWER

Operator
Thank you. (OPERATOR INSTRUCTIONS)
Gentlemen, your first question will come from the line of John Vinh with Collins Stewart. Please proceed.

John Vinh — Collins Stewart — Analyst
Hi, good morning. The first question is on OpEx. You guys talked about a number of cost cutting initiatives going forward but also stated that you will continue to invest in R&D in this difficult environment. Can you maybe comment about the timing of some of these cost saving initiatives and the net impacts on OpEx going forward? How should we be thinking about OpEx going forward at this point?

Keh-Shew Lu — Diodes, Inc. — President and CEO
From OpEx’s point of view, we must focus on the manufacturing because we still want to maintain investment in R&D and so therefore we are cutting SG&A and manufacturing and like I mentioned, we are shutting down 4-inch line which will help us to improve the GPM, and we reduced about 10% of the set cost in Oldham and then we are reduced about 25% of the workforce in Kansas City, Fabtech, and all those will reduce SG&A at the same time improve the GPM. But probably not all of them are going to be reflected in the fourth quarter because like I mentioned, Oldham won’t be done until the end of the year and Fabtech probably done today and therefore probably only reflect half the quarter. So I think that’s what we think and we will get the full benefit starting from 1Q next year.

John Vinh — Collins Stewart — Analyst
So should we be thinking about OpEx over the next couple quarters being flat to slightly down then, including G&A and R&D?

Keh-Shew Lu — Diodes, Inc. — President and CEO
I’m sorry, you said — it would be, yes, it will be — fourth quarter will be slightly down and then 1Q next year will be fully impact the benefit, or fully they will get the benefit.

John Vinh — Collins Stewart — Analyst
Right, okay, next question I had is can you give us a little bit of color on the relative performance and outlook on the Zetex business relative to the core Diodes business? Was the Zetex business also impacted quite similarly relative to the core business?

Keh-Shew Lu — Diodes, Inc. — President and CEO
Yes, we both get impacted because Zetex is 50% or little bit more than 50% is still in consumer, in Asia markets which get impacted and then in Europe, they’re very strong in Europe, and Europe is actually going down quite much too especially their automotive business went down significantly so Zetex get impacted just as well as our core business and therefore in the first quarter we forecast12-20% down . It’s actually both businesses get impacted.

John Vinh — Collins Stewart — Analyst
And then final question is on turns business, can you maybe talk about the turns business in the current quarter in terms of what you’re seeing? We’re starting to hear that that turns in general is starting to get impacted quite heavily across the industry.

Keh-Shew Lu — Diodes, Inc. — President and CEO
I would probably send that question to Mark King.

Mark King — Diodes, Inc. — SVP, Sales, Marketing
I think that’s one of the overall concerns. We see a lot of — going into the first part of October, the turns were remaining relatively stable although down from traditional levels but towards the end of October we saw more impact on the overall turns and the key to us is also, you know we operate on point of purchase rather than point of sale so the impact of the distributors cutting back inventory has an effect on our overall turns ratio and pretty much they’ve clamped down. Everybody is pretty much managing their inventory down to any level that they can get it to so that put a lot of pressure on the overall number.

John Vinh — Collins Stewart — Analyst
Great, okay, thank you very much.

Keh-Shew Lu — Diodes, Inc. — President and CEO
Thank you.

Operator
And gentlemen, your next question will come from the line of Steve Smigie with Raymond James. Please proceed.

Steve Smigie — Raymond James — Analyst
Great, thank you. Mark, I was hoping you could talk a little bit about maybe the difference in book to bill that you’re seeing or the difference in the turns you’re seeing in distributor versus OEM — you guys usually don’t quantify but if you could give some sense, is it a pretty big difference with the distributors ordering a lot less (inaudible)?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
Yes, I think that predominately our impact in last quarter was based on distributor point of purchase. We did have some product shifts in to outside but I think OEM was pretty consistent in Q3 and I think it’s showing consistently but at lower rates in Q4. Again, the OEM business is generally pretty forecasted and really isn’t turns based where the opposite is true on the distributor side. Clearly the POP trend is worse than the POS trend. Okay, so we’re seeing — basically it’s not whether it’s your product or — it’s any product that they’re trying to hold out so I think yes, the biggest impact is on the POP side from a turns perspective.

Steve Smigie — Raymond James — Analyst
Okay, could you guys talk a little bit about what gross margin might look like in Q4 percentage-wise?

Keh-Shew Lu — Diodes, Inc. — President and CEO
It probably will be starting low due to the loading of the SKE and the loading of the Fabtech and since we are taking the cost reduction effort at the middle of the quarter. Therefore we probably won’t get the full benefit of that cost reduction in the first quarter.

Steve Smigie — Raymond James — Analyst
Okay, and then I was wondering if you could talk about who the top customers are of Diodes is now that you’ve merged the two companies, top five customers or so?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
I don’t know if we really lay out exactly who are customers are. I think that there was — I think that our top customers remain about the same. We have a couple of customers that we pretty much dominated but we get some solid new revenue like say, a Samsung or so forth and in the automotive industry, Diodes has a small position in a customer, say like Hella, where Zetex had a much bigger position. I would say that their business was less concentrated in large accounts at high levels so I don’t think our top customer base really changed. Our numbers with Arrow improved significantly from a distributor side by picking up their numbers and our numbers at Future Electronics from a distributor standpoint became much larger, adding the two numbers together — if that helps.

Steve Smigie — Raymond James — Analyst
Okay, and if I could squeeze in one more, what will interest expense look like Q4 going into 2009 with the change in the UBS situation here? Thanks.

Keh-Shew Lu — Diodes, Inc. — President and CEO
From the ARS end, when we borrowed the money against our ARS from UBS, since the agreement, they are going to give us the same cost to our ARS income. Therefore, that portion will be a washout and they’re going to refund us $800K of the excess charge from June when we borrowed money to the time when we sign the contract agreement and so they are going to refund us those costs and so I think from the interest point of view, I don’t have that in front of me because I’m calling from Taiwan — Rick, you may have that number?

Rick White — Diodes, Inc. — VP, Finance
Yes, this is Rick White. Basically the way it works is that, as Keh-Shew said, the interest on the ARS is going to offset the interest expense so basically you can take the $320 million of ARS portfolio and subtract the 165 and that will give you the interest income that we’ll have going forward and then we’ll have the interest expense, most of the interest expense we’ll have will be on the convertible notes, similar to what we’ve had in the past.

Steve Smigie — Raymond James — Analyst
Okay, thank you.

Operator
Thank you and your next question will come from the line of Shawn Harrison with Longbow Research. Please proceed.

Shawn Harrison — Longbow Research — Analyst
Hi, it’s Shawn Harrison of Longbow. Just a follow up to that last question — what is the interest rate you’re earning right now on the combined cash and option rate securities balance?

Rick White — Diodes, Inc. — VP, Finance
In the third quarter it was a little bit lower because of the impact of the maximum rate that we could earn on the ARS. Going forward in the fourth quarter, we think that’s going to be around 2.5%.

Shawn Harrison — Longbow Research — Analyst
Okay, so second question —

Keh-Shew Lu — Diodes, Inc. — President and CEO
— probably washout with our convertible bonds, it’s at 2.25%.

Shawn Harrison — Longbow Research — Analyst
Yes, it looks like that. Getting back to the restructuring, I guess these cost cutting actions as restructuring question, if the dollar sales amount in the March quarter were to stay stable with the December quarter, what would be the total dollar amount of savings that is potentially out there, both on a cost of goods sold basis as well as an operating expense basis from this list of initiatives that you’ve enacted?

Keh-Shew Lu — Diodes, Inc. — President and CEO
I didn’t separate the GPM portion from the SG&A. I just combine them together. For Oldham, it probably will give us about $300K per quarter savings.

Shawn Harrison — Longbow Research — Analyst
Okay.

Keh-Shew Lu — Diodes, Inc. — President and CEO
And in Fabtech, it probably will give us about $200K per quarter savings so you’re looking at probably somewhere around $500K to $600K per quarter savings in 1Q.

Shawn Harrison — Longbow Research — Analyst
From solely the headcount reductions?

Keh-Shew Lu — Diodes, Inc. — President and CEO
Yes, now we do have the mandatory vacation in fourth quarter and 1Q and in the fourth quarter, Oldham probably won’t have all the savings reflect in the fourth quarter.

Shawn Harrison — Longbow Research — Analyst
Okay, and unless I missed this, the savings from the 4-inch shutdown in Oldham? Is that included in that number or is that on top of that, say five to six—

Keh-Shew Lu — Diodes, Inc. — President and CEO
That’s included in that number. Now you might save some electricity by setting down 4-inch line. The people, the operator will move from 4-inch line to one in 6-inch line but some of the direct and indirect people will be cut off but, so the people is already in the number I’m talking about. Then operation, yes, when you cross that operation, you might save some air conditioning, some utilities, okay? We are putting up the capacity with 6-inch so basically we invest the money in Zetex for their 6-inch line. I don’t remember I mention that last quarter we do authorize, put in some Cap money over there for them to enlarge their 6-inch line so they can move the products from 4-inch to 6-inch line to fully realize the 6-inch line space and they shut down the 4-inch line.

Shawn Harrison — Longbow Research — Analyst
Okay, and then just a follow up on kind of the demand side, a two part question. A), this quarter if you look at that, the revenue decline, how much of that is pricing dynamics weakening out there versus what you’re seeing in terms of volume and then secondarily, as we look ahead to the March quarter, I know visibility is extremely opaque right now but typically the March quarter is the weaker quarter for you both on pricing mix and volume. With the revenue pullback here in the December quarter, maybe what would be the expectation in terms of seasonality in the March quarter?

Keh-Shew Lu — Diodes, Inc. — President and CEO
If you look at, even look at the third quarter, our ASP didn’t really go down, actually the mix is the one effect but not ASP. If you look at first quarter, ASP may have some effect but the problem is not really the go down is not really because ASP, it is because the usage. That’s the reason. If you look at, we said our SKE is 80% to 85% loaded so it’s number of units actually deduced so the problem is not really coming from ASP. It’s coming some but not majority. The majority of the problem is our end customers just don’t build that many equipments. For example, LCD TV, they’re talking about 30% cut, motherboard, they’re talking about 20% cut. Those — it’s number of units produced by our customers is significant go down.

Shawn Harrison — Longbow Research — Analyst
Okay.

Keh-Shew Lu — Diodes, Inc. — President and CEO
And then you’re talking about 1Q — if the 4Q went down, we don’t have the visibility but I look at, we may not have cynical anymore, okay? And with our design win and with our Zetex cross selling, we’re hoping we’re going to grow. Even the market is afraid or not growing — we are going to count in market share and introduce new product, get into the new customer, get new designs, new design wins to help us to grow, effectively grow next year.

Shawn Harrison — Longbow Research — Analyst
Okay, and then a quick clarification before I hop off, how much is distribution now as a total percentage of sales with Zetex integrated?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
Distribution is about 45% of our overall number.

Shawn Harrison — Longbow Research — Analyst
Okay, thank you very much.

Operator
Thank you and your next question will come from the line of Vijay Rakesh with Think Equity. Please proceed.

Vijay Rakesh — Think Equity — Analyst
Hi guys. Just looking at your guidance here, I guess October is very soft for everybody. Just wondering how November is looking. We’re just a week into it but can you give us some color on how November is tracking returns and orders?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
I would say that November, there hasn’t been a significant change from October. Again, I think it’s running at the second half of November rates which is pretty much showing very soft signs and limited turns business.

Vijay Rakesh — Think Equity — Analyst
Got it. Okay and I know you mentioned motherboard kind of down 20% is what you’re seeing, LCD down 30%, just wondering how inventory is. I mean, demand has fallen off. People are cutting orders but how is inventory in the channels?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
To be honest with you, our inventory in the channel we think is clean. I mentioned that I think in Europe we were down over 5% last quarter. Asian inventories were down. U.S. inventories were relatively flat but at a very healthy level so to be honest, I think our inventories are actually going to get lower than they need to be and so the turns business should eventually come. I think our inventories are in very good position.

Keh-Shew Lu — Diodes, Inc. — President and CEO
That’s why we think that 1Q may not have that cynical syndrome anymore if everybody cut down so bad, they need to buy sometimes.
(cross talk)

Mark King — Diodes, Inc. — SVP, Sales, Marketing
Because POS has held up better than POP.

Vijay Rakesh — Think Equity — Analyst
Got it, okay. I know you said POS is better than POP but any indication of what — obviously there still seems to be some caution from the end market, meaning the POS guys so is that an indication of what is causing that?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
There is definitely a slowdown in overall industrial accounts and so forth but I think that the POP might be slight overreaction to the POS change. In Asia, the end equipments are quite dramatic in notebook and motherboard and — I don’t think they’re so dramatic in North America and Europe although Europe, the one area of pretty solid weakness is automotive. We have more exposure there now to the Zetex side and it seems that the automotive market is suffering quite badly and we’ve seen the most cutbacks in that area.

Vijay Rakesh — Think Equity — Analyst
Last question, with shutting down the two, or cutting back on these two fabs in the UK and in Kansas City, let’s say you get through most of the cuts through Q4 here, how much of capacity production does that amount to from the, let’s say from the Q2 levels?

Keh-Shew Lu — Diodes, Inc. — President and CEO
When you say how much capacity —?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
Production.

Vijay Rakesh — Think Equity — Analyst
Capacity production, yes, between the 4-inch fab and the UK fab where you’re —

Keh-Shew Lu — Diodes, Inc. — President and CEO
UK is probably not really that much of capacity reduced because like I say, I authorize the 6-inch Cap money about in June timeframe so they are building up the 6-inch to replace 4-inch and so what the reason we are able to cut those people is now you have one fab instead of two fabs. You don’t need two, 4-inch and 6-inch but at the end, after review of the 6-inch, that 6-inch capacity should be enough. At the same time we move the 4-inch capacity loading. Some of them we move to Fabtech so if you remember in my speech, we are not just moving that 4-inch line to 6-inch in Oldham. We actually moved some to Fabtech too so after all this is done I think we make our equipment capacity is still there except for the main capacity so when the market turns we can hire the Operator and the capacity will come back.

Vijay Rakesh — Think Equity — Analyst
I understand that. What I’m trying to figure out is obviously your gross margins are a function of your fab loading or the absorption costs so I’m just trying to figure out how much of capacity is being aligned so when do we see margins start to turn? Is it —?

Keh-Shew Lu — Diodes, Inc. — President and CEO
As I mentioned, our Kansas City — well, our SKE is about 80% to 85% loaded and our Kansas City currently, after all these cuts, we are probably somewhere, drop from 80% to probably 60%. If you looked at, in the past, I mentioned our fab always about 80% to 85% loaded and our SKE typically is almost 95% to 100% loaded and now the SKE dropped to about 80% to 85% and Kansas City dropped to about 60%, somewhere around that number.

Vijay Rakesh — Think Equity — Analyst
Right, okay.

Carl Wertz — Diodes, Inc. — CFO, Secretary, Treasurer
The key is to cut the variable costs as quickly as we can and then watch our capital expenditures and we’re doing that very closely.

Vijay Rakesh — Think Equity — Analyst
Thanks a lot.

Operator
(OPERATOR INSTRUCTIONS)
Your next question comes from the line of Kevin Rottinghaus with Cleveland Research. Please proceed.

Kevin Rottinghaus — Cleveland Research — Analyst
Thanks, can you hear me okay?

Keh-Shew Lu — Diodes, Inc. — President and CEO
Yes. Hi Kevin, how are you?

Kevin Rottinghaus — Cleveland Research — Analyst
Good, how are you? How much of the Zetex is in-house now and just to clarify, I think you said you’d have it done by the end of 1Q. Is that right?

Keh-Shew Lu — Diodes, Inc. — President and CEO
We start to move their subcon, probably start from end of November when we start to move because it takes time to do the qualification, to do the PCN, to notify customers so we will start to ramp probably the end of November and hope to have the majority moved in by the end of the first quarter. That is about, probably talking about — it’s not all of them were been done by subcon. Zetex does have their own manufacturing side in Chengdu, in China and their packaging side in east Germany, Neuhaus, and those we won’t move and then we only moved one we currently subcon and probably somewhere about by probably 80% of subcon we probably would move into internal around, in 1Q of next year.

Kevin Rottinghaus — Cleveland Research — Analyst
Okay.

Keh-Shew Lu — Diodes, Inc. — President and CEO
It takes time to do the qualification and then after that we need to wait customers to approve it and then we need to digest all the inventory so it takes time but our hope is to start from the end of 1Q, the majority of them will move inside.

Kevin Rottinghaus — Cleveland Research — Analyst
Okay, so to kind of follow up on the last question, the margin benefits from that would really kind of be more of a second half type opportunity?

Keh-Shew Lu — Diodes, Inc. — President and CEO
Yes, you could say that.

Kevin Rottinghaus — Cleveland Research — Analyst
Okay, and as far as CapEx, the 13 or so million that you spent this quarter, with you ratcheting it down, is it safe to assume that you’ve done the CapEx necessary to move those products in-house or is there going to be a ramp up in 1Q?

Keh-Shew Lu — Diodes, Inc. — President and CEO
No, the $13 million we spent this quarter, like I said, some of them is for Oldham 6-inch line and some of them we put in Febtech to ramp up 6-inch line for the 4-inch once transferred for Oldham. Those I don’t want to cut it because I think those are good strategies, are long term. You don’t want to — it takes a long time to transfer the wafer fab — transfer the packaging is much easier. Transfer the wafer fab takes a long time and the right strategy is really to shut down the 4-inch and move from 4-inch to 6-inch and therefore I spent the money that quarter in Oldham for

6-inch line and I spent some capital for 6-inch line for the bipolar junction, which we want to transfer from Oldham to Febtech. Now we do spend some in the SKE. Those will be online now because that typical spending is about three or four months later, will be online.

Mark King — Diodes, Inc. — SVP, Sales, Marketing
But Kevin, we do have everything we need to bring all the subcontract business into SKE without additional CapEx in Q1.

Keh-Shew Lu — Diodes, Inc. — President and CEO
That’s right, that’s right, that’s right. The money we spent in the third quarter is to prepare for those.

Kevin Rottinghaus — Cleveland Research — Analyst
Okay, on the pricing side, you talk about ASP still kind of hanging in there. Why do you think that is? Why do you think it hasn’t gotten more price aggressive and have you seen any competitors kind of come back in to this market at this point or —?

Keh-Shew Lu — Diodes, Inc. — President and CEO
Mark, do you want to take care of this?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
Yes, I think that obviously we live in an environment that price competitiveness is a normal part of our lives so we experience quite a bit of ASP pressure quarter in and quarter out. I think the difference from previous times is there hasn’t been so much excess capacity built up over the period so I think that people are a lot more careful with their price going forward. Obviously we’ll have more and more price pressure if this is an extended downturn but we’re looking at it. It’s just important for us to focus on our mix and our new products and so forth and we should be able to maintain our ASP. Overall, the Zetex product line will increase our ASPs over time because they run at a higher ASP level than we do but I think we should see relatively normal price erosion.

Kevin Rottinghaus — Cleveland Research — Analyst
You’re talking for 4Q and —?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
Yes, 4Q should be pretty consistent with 3Q and then the overall market conditions will drive how much pressure we have. Obviously if there is a, if everything stays flat I think we should see relative normality going into Q, into next year.

Kevin Rottinghaus — Cleveland Research — Analyst
Okay, and then last one for me, Mark, I thought in your opening dialog you said inventory went up in Asia?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
No, distribution inventory went down in Asia.

Kevin Rottinghaus — Cleveland Research — Analyst
In Asia.

Mark King — Diodes, Inc. — SVP, Sales, Marketing
And will go down again in this quarter.

Kevin Rottinghaus — Cleveland Research — Analyst
Okay, any idea how much? I mean, you said in Europe I think it went down 5%. Any idea how much it went down in Asia and how much you think it goes down this quarter?

Mark King — Diodes, Inc. — SVP, Sales, Marketing
I don’t have that in front of me but I can get that for you.

Kevin Rottinghaus — Cleveland Research — Analyst
Okay, thank you very much.

Operator
And gentlemen, your next question will come from the line of Christopher Longiaru with Sidoti. Please proceed.

Christopher Longiaru — Sidoti & Co. — Analyst
Hi gentlemen.

Keh-Shew Lu — Diodes, Inc. — President and CEO
Hi Christopher.

Christopher Longiaru — Sidoti & Co. — Analyst
My first question — most of my questions have been answered. One thing — this is more for Carl and Rick. Basically, I’m looking at the convertible bond rule changing in 2009 and I wanted to know what kind of an impact that should have on you guys. I mean, as long as we’re talking about moving our interest expectations, I was wondering if you had any guidance on that?

Keh-Shew Lu — Diodes, Inc. — President and CEO
Rick?

Rick White — Diodes, Inc. — VP, Finance
Yes, okay so we’re going to put in the 10Q that we think the APB 14 impact is going to be $2.8 million for next year, about $700,000 a quarter which is about a penny, a penny and a half, something like that.

Christopher Longiaru — Sidoti & Co. — Analyst
Okay, alright so essentially without the $700K, you’re looking at interest expense being flat because of the arrangement that you made but then there should be about $700K outflow per quarter?

Rick White — Diodes, Inc. — VP, Finance
Yes, the numbers I gave you previously did not have any APB 14.

Christopher Longiaru — Sidoti & Co. — Analyst
Got it.

Rick White — Diodes, Inc. — VP, Finance
And it’s going to be 700 divided by 43 million shares, 44 million shares so it’s somewhere between —

Keh-Shew Lu — Diodes, Inc. — President and CEO
Almost $0.02.

Rick White — Diodes, Inc. — VP, Finance
Yes, a penny and a half to 2 cents

Christopher Longiaru — Sidoti & Co. — Analyst
Alright, that’s all I have for now. Thanks guys.

Operator
And at this time that concludes the question and answer session. I would now like to turn the conference back over to Dr. Keh-Shew Lu for the closing comments.

Keh-Shew Lu — Diodes, Inc. — President and CEO
Thank you for your participation today. I know fourth quarter is going to be a tough quarter for us but I think future point of view, we believe it is going to be very strong for us and we appreciate your time and consideration. Operator, you may now disconnect it.

Operator
Thank you sir. Ladies and gentlemen, this now concludes today’s presentation. You may now disconnect. Have a wonderful day.